UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2017

W.W. GRAINGER, INC.
(Exact name of registrant as specified in its charter)

Illinois	1-5684	36-1150280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois	60045-5201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 535-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
On February 8, 2017, W.W. Grainger, Inc. (the “Company”) issued a press release announcing plans to begin hosting live quarterly conference calls beginning with the release of first quarter 2017 results scheduled for April 18, 2017. The Company also announced in the press release its intent to discontinue its practice of reporting monthly sales results. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document Description
99.1	Press Release dated February 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 9, 2017

W.W. GRAINGER, INC.

By:	/s/ Hugo Dubovoy, Jr.
Name: Hugo Dubovoy, Jr. Title: Vice President, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated February 8, 2017